                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 15, 2003
                                                      ------------

                             Teton Petroleum Company
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             (Exact name of registrant as specified in its charter)

      Delaware                   001-31679                    1482290
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(State or other             (Commission File No.)          (IRS Employer
 jurisdiction of                                         Identification No.)
 incorporation)

 1600 Broadway, Suite 1600, Denver, CO                      80202-4921
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code       (970) 870-1417
                                                   --------------------------

            (Former name or former address, if changed since last report)

ITEM 5 - Other Events

Exhibit 99.1      Copy of Press Release announcing 2003 first quarter revenues.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    TETON PETROLEUM COMPANY

Date: May 15, 2003                        By:/s/ Karl F. Arleth
                                             --------------------
                                             Karl F. Arleth
                                             President and Chief Executive Officer

Date: May 15, 2003                        By:/s/ Thomas F. Conroy
                                             --------------------
                                             Thomas F. Conroy
                                             Chief Financial Officer
                                             (principal financial officer)